SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A)

of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/       / Preliminary Proxy Statement.

/      / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).

/ X / Supplement to Definitive Proxy Statement.

/      / Definitive Proxy Statement.

/      / Definitive Additional Materials.

/      / Soliciting Material Pursuant to § 240.14a-12.

the calvert fund

calvert impact fund, inc.

calvert management series

calvert responsible index series, inc.

calvert social investment fund

calvert world values fund, inc.

calvert variable series, inc.

calvert variable products, inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /       No fee required.

/ /       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction

computed pursuant to Exchange Act Rule 0-11 (set forth the

amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

/ /       Fee paid previously with preliminary materials.

/ /       Check box if any part of the fee is offset as provided by Exchange Act Rule

0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Calvert Funds

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

CORRECTION TO PROXY STATEMENT

For the Joint Special Meeting of Shareholders

To be held on February 19, 2021

the calvert fund

calvert impact fund, inc.

calvert management series

calvert responsible index series, inc.

calvert social investment fund

calvert world values fund, inc.

calvert variable series, inc.

calvert variable products, inc.

**********

The correction described below relates to the Proxy Statement furnished in connection with the solicitation of proxies for the Joint Special Meeting of Shareholders to be held on February 19, 2021. Capitalized terms herein have the meanings provided in the Proxy Statement.

Appendix E – Number of Shares Outstanding as of the Record Date

The number of shares outstanding for each Fund included in Appendix E reflected the number of shares outstanding as of December 17, 2020, rather than the Record Date of December 22, 2020. Accordingly, Appendix E to the Proxy Statement is deleted in its entirety and replaced with the information below.

If you already returned a validly executed proxy card, your votes will be recorded unless you submit a subsequent proxy or you otherwise revoke your prior proxy. If you have not voted, wish to change your vote or need assistance in voting, please contact Computershare, your Fund’s proxy solicitor, at 877-225-6862.

Appendix E

NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE

Series Name and Classes (if applicable)	Number of Shares Outstanding as of December 22, 2020
(The) Calvert Fund
Calvert High Yield Bond Fund (Classes A, C, I and R6)	13,217,012.832
Calvert Income Fund (Classes A, C and I)	37,352,536.378
Calvert Long-Term Income Fund (Classes A and I)	5,426,052.549
Calvert Short Duration Income Fund (Classes A, C, I and R6)	105,579,168.716
Calvert Ultra-Short Duration Income Fund (Classes A, I and R6)	80,971,618.980

Calvert Impact Fund, Inc.
Calvert Global Energy Solutions Fund (Classes A, C and I)	13,307,194.836
Calvert Global Water Fund (Classes A, C and I)	18,919,740.756
Calvert Green Bond Fund (Classes A, I and R6)	45,115,379.168
Calvert Small-Cap Fund (Classes A, C, I and R6)	63,390,326.024

Series Name and Classes (if applicable)	Number of Shares Outstanding as of December 22, 2020
Calvert Management Series
Calvert Flexible Bond Fund (Classes A, C, I and R6)	13,324,848.754
Calvert Floating-Rate Advantage Fund (Classes A, I and R6)	8,358,131.652
Calvert Responsible Municipal Income Fund (Classes A, C and I)	21,771,188.106

Calvert Responsible Index Series, Inc.
Calvert International Responsible Index Fund (Classes A, I and R6)	11,792,234.094
Calvert US Large-Cap Core Responsible Index Fund (Classes A, C, I and R6)	104,284,499.494
Calvert US Large-Cap Growth Responsible Index Fund (Classes A and I)	3,812,365.662
Calvert US Large-Cap Value Responsible Index Fund (Classes A and I)	35,607,381.049
Calvert US Mid-Cap Core Responsible Index Fund (Classes A and I)	4,240,361.593

Calvert Social Investment Fund
Calvert Balanced Fund (Classes A, C, I and R6)	26,735,978.205
Calvert Bond Fund (Classes A, C, I and R6)	121,217,254.756
Calvert Conservative Allocation Fund (Classes A, C and I)	13,672,139.934
Calvert Equity Fund (Classes A, C, I and R6)	80,611,572.938
Calvert Growth Allocation Fund (Classes A, C and I)	9,144,632.810
Calvert Moderate Allocation Fund (Classes A, C and I)	17,273,844.843

Calvert World Values Fund, Inc.
Calvert Emerging Markets Advancement Fund (Classes A and I)	3,929,641.377
Calvert Emerging Markets Equity Fund (Classes A, C, I and R6)	181,755,092.074
Calvert International Equity Fund (Classes A, C, I and R6)	29,153,901.999
Calvert International Opportunities Fund (Classes A, C, I and R6)	21,402,852.225
Calvert Mid-Cap Fund (Classes A, C and I)	6,749,296.192

Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio (Classes F and I)	164,761,163.122
Calvert VP SRI Mid Cap Portfolio	1,050,445.748

Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio (Classes F and I)	1,323,023.863
Calvert VP Investment Grade Bond Index Portfolio (Classes F and I)	2,529,179.295
Calvert VP Nasdaq 100 Index Portfolio (Classes F and I)	2,120,050.006
Calvert VP Russell 2000 Small Cap Index Portfolio (Classes F and I)	2,443,886.779
Calvert VP S&P 500 Index Portfolio	2,895,366.904
Calvert VP S&P MidCap 400 Index Portfolio (Classes F and I)	4,861,625.708
Calvert VP Volatility Managed Growth Portfolio (Class F)	6,550,126.286
Calvert VP Volatility Managed Moderate Portfolio (Class F)	5,652,329.400
Calvert VP Volatility Managed Moderate Growth Portfolio (Class F)	4,338,897.442

THIS INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.